Supplement to the

Fidelity® Investment Grade Bond Fund

October 30, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate a lower flat rate management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.28%A

Distribution and/or Service (12b-1) fees	None

Other expenses	0.17%A

Total annual operating expenses	0.45%

A Adjusted to reflect current fees.

1 year	$ 46

3 years	$ 144

5 years	$ 252

10 years	$ 567

IGB-SUSTK-0324-100 1.9911689.100	March 1, 2024

Supplement to the

Fidelity® Investment Grade Bond Fund

Class A, Class M, Class C, Class I, and Class Z

October 30, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate a lower flat rate management fee.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee	0.28%A	0.28%A	0.28%A	0.28%A	0.28%A

Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None	None

Other expenses	0.23%A	0.22%A	0.25%A	0.22%A	0.12%A

Total annual operating expenses	0.76%	0.75%	1.53%	0.50%	0.40%

Fee waiver and/or expense reimbursement	0.00%	0.00%	0.00%	0.00%	0.04%B

Total annual operating expenses after fee waiver and/or expense reimbursement	0.76%	0.75%	1.53%	0.50%	0.36%

A Adjusted to reflect current fees.

B Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class Z of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of its average net assets, exceed 0.36% (the Expense Cap). If at any time during the current fiscal year expenses for Class Z of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through

December 31, 2024. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

	Class A		Class M		Class C		Class I		Class Z

	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares

1 year	$ 475	$ 475	$ 474	$ 474	$ 256	$ 156	$ 51	$ 51	$ 37	$ 37

3 years	$ 633	$ 633	$ 630	$ 630	$ 483	$ 483	$ 160	$ 160	$ 123	$ 123

5 years	$ 805	$ 805	$ 800	$ 800	$ 834	$ 834	$ 280	$ 280	$ 219	$ 219

10 years	$ 1,305	$ 1,305	$ 1,293	$ 1,293	$ 1,616	$ 1,616	$ 628	$ 628	$ 500	$ 500

AIGB-SUSTK-0324-103 1.9881428.103	March 1, 2024